Exhibit 10.3
AUSTRALIAN ADDENDUM
JUNIPER NETWORKS, INC
2008 EMPLOYEE STOCK PURCHASE PLAN
1.	PURPOSE
This addendum (the “Australian Addendum”) to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended (the “U.S. Plan”), is adopted to set out those rules which, together with those provisions of the U.S. Plan which are supplemented by this Australian Addendum, will:
(a)	govern the operation of the Plan (as defined below) with respect to Australian Offerees (as defined below), and

(b)	ensure compliance of the Plan with ASIC Class Order 03/184, relevant provisions of the Corporations Act 2001 (Cth) and ASIC Regulatory Guide 49.
2.	DEFINITIONS
Except as set out below, capitalized terms used herein shall have the meaning ascribed to them in the U.S. Plan. In the event of any conflict between these provisions and the U.S. Plan, these provisions shall prevail.
For the purposes of this Australian Addendum:
“ASIC” means the Australian Securities and Investments Commission;
“Associated Body Corporate” means, as determined in accordance with the Corporations Act 2001 (Cth), a body corporate:
(a)	that is a related body corporate of Juniper Networks, Inc. (the “Company”);

(b)	that has voting power in the Company of not less than 20%; or

(c)	in which the Company has voting power of not less than 20%;
“Australian ADI” means an Australian authorized deposit taking institution which is regulated by the Australian Prudential Regulation Authority under the Australian Banking Act;
“Australian Offerees” mean all persons to whom an Offer (as defined below) is made in Australia under the Plan;
“Australian Participants” mean all Australian Offerees that accepted an Offer under the Plan to participate in the Plan;
“Australian Subsidiary” means each Associated Body Corporate of the Company which is a Designated Subsidiary under the Plan and which has employees in Australia;

“Contributions” mean payroll deductions from an Australian Participant’s Compensation or other contributions from an Australian Participant under the Plan;
“Corporations Act” means the Corporations Act 2001 (Cth);
“Offer” means an offer made in Australia to an Australian Offeree to purchase shares of Common Stock under the terms of the Plan; and
“Plan” means the U.S. Plan and the Australian Addendum.
3.	FORM OF AWARDS
This Australian Addendum governs the offer of rights to purchase shares of Common Stock under the Plan.
4.	AUSTRALIAN OFFEREES
An Offer may only be extended to Australian Offerees who at the time of the Offer are full or part-time employees, of the Company or an Associated Body Corporate and who meet the eligibility requirements of the U.S. Plan.
5.	NO TRUST
An Offer must not involve any offer, issue or sale being made through a trust.
6.	AUSTRALIAN OFFER DOCUMENT
6.1	COPY OF PLAN
An Offer must be in writing (“Offer Document”) and must include or be accompanied by a copy of the rules of the Plan (or a summary thereof). If a summary of the Plan is provided with the Offer, the Offer Document must include an undertaking that, during the Offering Period in which options to purchase shares of the Company’s Stock may be granted or shares of the Company’s Stock may be purchased under the Plan, the Company or an Australian Subsidiary will, within a reasonable time of an Australian Offeree so requesting, provide the Australian Offeree with a copy of the rules of the Plan, without charge.
The Company must take reasonable steps to ensure that any Australian Offeree to whom an Offer is made is given a copy of the Offer Document.
Further, the Offer Document must include a statement to the effect that any advice given by the person in connection with the Offer is general advice only, and that Australian Offerees should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice.

6.2	EMPLOYEE CONTRIBUTIONS TO BE HELD IN TRUST WITH AUSTRALIAN ADI
The Offer Document must also state:
(a)	the Australian ADI where Contributions to the Plan are held;

(b)	the length of time Contributions to the Plan may be held; and

(c)	the rate of interest payable (if any) on the Contributions to the Plan held in the account.
6.3	AUSTRALIAN DOLLAR EQUIVALENT OF PURCHASE PRICE AT OFFER DATE
The Offer Document must specify the Australian dollar equivalent of the Purchase Price of the shares of the Company’s Stock offered as if the Purchase Price formula were applied as at the date of the Offer.
6.4	EXCHANGE RATE FOR AUSTRALIAN DOLLAR EQUIVALENT OF PURCHASE PRICE
The Australian dollar equivalent of the Purchase Price and the current market price of shares of the Common Stock offered under the Plan shall be calculated by reference to the US dollar/Australian dollar exchange rate published by an Australian bank no earlier than on the previous business day.
6.5	UPDATED PRICING INFORMATION
The Offer Document must include an undertaking that, and an explanation of the way in which, the Company or an Australian Subsidiary will, within a reasonable period of an Australian Offeree so requesting, make available to the Australian Offeree:
(i)	the Australian dollar equivalent of the current market price of shares of Common Stock in the same class as the shares offered, and

(ii)	the Australian dollar equivalent of the Purchase Price as if the Purchase Price formula were applied at the date of the Australian Offeree’s request.
For the purposes of this clause 6.5, the current market price of a share shall be taken as the price published by the operator of the principal financial market on which the shares of Common Stock are quoted as the closing price for the previous day on which the shares were traded on that financial market. Please note that for Australian tax purposes, market value is defined differently than current market price, as described in the applicable Offer Document.

7.	LOAN OR FINANCIAL ASSISTANCE
Neither the Company, an Associated Body Corporate nor an Australian Subsidiary may offer an Australian Participant any loan or other financial assistance for the purpose of, or in connection with, acquiring the shares of Common Stock to which the Offer relates.
8.	RESTRICTION ON CAPITAL RAISING: 5% LIMIT
In the case of any Offer that may involve the issue of shares of Common Stock or an option to purchase shares of Common Stock, the number of shares of Common Stock that are the subject of the Offer under the Plan, or to be received upon purchase of Common Stock pursuant to the Plan when aggregated with:
(a)	the number of shares of Common Stock in the same class which would be issued to Australian offerees, if each outstanding offer of shares or options to purchase or acquire shares of Common Stock under the Plan or any other employee share scheme of the Company were to be accepted or exercised (as the case may be); and

(b)	the number of shares of Common Stock in the same class issued to Australian offerees during the previous five years under the Plan or any other employee share scheme extended only to employees or directors of the Company, its Associated Bodies Corporate and its Australian Subsidiaries;
but disregarding any offer or invitation made, or shares of Common Stock issued by way of, or as a result of:
(c)	an offer, to a person situated at the time of receipt of the offer outside Australia; or

(d)	an offer that was an excluded offer or invitation within the meaning of the Corporations Law as it stood prior to 13 March 2000; or

(e)	an offer that did not need disclosure to investors because of section 708 of the Corporations Act; or

(f)	an offer made under a disclosure document or a Product Disclosure Statement (within the meaning of the Corporations Act) because of section 1012D of the Corporations Act; or

(g)	an offer made under a disclosure document or a Product Disclosure Statement, must not exceed 5% of the total number of issued shares in that class of shares as at the time of the Offer.

9.	CONTRIBUTION PLAN
All Contributions must be authorized by the Australian Participant on the same subscription agreement used for the Offer, or on a form included in or accompanying the Offer Document.
The Company must establish and maintain an account in an Australian ADI solely for depositing Contributions. All Contributions must be held by the Company in trust in that account for the Australian Participants.
An Australian Participant may elect to discontinue his or her participation in the Plan at any time by completing a notice of withdrawal form in accordance with procedures prescribed by the Administrator accordingly. All of the remaining payroll deductions in the Australian Participant’s account will be paid to him or her promptly after receipt of his or her notice of withdrawal. No further Contributions for the purchase of Common Stock will be made during the then-current Offering Period.
10.	LODGEMENT OF OFFER DOCUMENT WITH ASIC
A copy of the Offer Document (which need not contain details of the Offer particular to the Australian Offeree such as the identity or entitlement of the Australian Offeree) and each accompanying document must be provided to ASIC not later than 7 days after the first distribution of such documents to an Australian Offeree.
11.	COMPLIANCE WITH UNDERTAKINGS
The Company or an Australian Subsidiary must comply with any undertaking required to be made in the Offer Document by the Class Order, such as the undertaking to provide pricing information on request (as set forth in clause 6.5 above).
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